EXHIBIT 10.20
                                                     Adopted:  December 10, 1997
                                                     Amended:  December 10, 1998


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                           DEFERRED COMPENSATION PLAN
                           FOR UNITED STATES EMPLOYEES
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    For Certain United States Employees of Everest Reinsurance Holdings, Inc.
                       and its participating subsidiaries
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PURPOSE                         The Deferred  Compensation Plan ("Plan") permits
                                deferral  of all or  part  of the  cash  bonuses
                                awarded   under  any  bonus  plan  or  incentive
                                compensation   plan  to  a  specified   date  or
                                occurrence.


ELIGIBLE                        U.S. Employees of Everest Reinsurance  Holdings,
PARTICIPANTS                    Inc. and its participating subsidiaries  at Vice
                                President  through Chief Executive  Officer rank
                                who have a  minimum  annual  salary of  $150,000
                                in 1997 and each year thereafter increasing the minimum salary by 3% of the previous year's threshold amount.


ELIGIBLE                        All   cash   bonuses   awarded    to    Eligible
COMPENSATION                    Participants of the Plan under any bonus plan or
                                incentive compensation plan may be deferred in whole or in part in accordance with the terms of this Deferred Compensation Plan.


PERIOD OF                       Compensation as described  above may be deferred
DEFERRAL                        until a specified date, retirement, January 1 of
                                the year following retirement, or such  dates as
                                may  apply   if   death,  permanent  disability,
                                extreme hardship or termination of employment occurs. ALL PAYMENTS MUST BEGIN NO LATER THAN
                                THE PARTICIPANT'S ATTAINMENT OF AGE 70 1/2.


AMOUNT OF                       The   entire   incentive  payment,  or  any  10%
DEFERRAL                        multiple thereof, may be deferred.

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ELECTION                         1.   The election shall be made by completing a
                                      Deferred Compensation Election Form. For bonuses which may be awarded in 1998, this form must be completed and returned by December 31, 1997. For bonuses which may be awarded in 1999 and subsequent years, this form must be completed and returned by December 31st of the year preceding the year in which the services will be performed. If an Election Form is not returned by the deadline for any given year, it will be assumed that there is no desire to participate in the Deferred Compensation Plan for that particular year and no follow-up will be made.


                                 2.   When   such   elections   are   made,  the
                                      participant must elect:

                                       a.     A payment date.  Participants  may
                                              elect a different payment date for
                                              each year that they participate in
                                              the Plan. The payment date options
                                              are:

                                              o  Retirement,
                                              o  January 1 of the year following
                                                 retirement, or
                                              o  any future specified date.

                                       b.     A distribution option for payments
                                              made at the elected date:

                                              o  a single sum,
                                              o  12 quarterly installments, or
                                              o  20 quarterly installments.

                                       c.     A  distribution  option in case of
                                              termination of employment:

                                              o  a   single   sum   payable   at
                                                 termination, or
                                              o  12     quarterly   installments
                                                 beginning January 1 of the year
                                                 following termination.


                                 3. The election to defer compensation shall be irrevocable, subject to the hardship provisions as outlined in Payment Section 2 below.

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DEFERRED                        1.  A  record  shall  be  established  for  each
COMPENSATION                        eligible  individual  who  elects  to  defer
ACCOUNTS                            compensation.

                                2.  The  amount  elected  for  deferral  will be
                                    credited  on   the  date   the  funds  would
                                    otherwise have been paid.

                                3. The amounts deferred will accrue interest, beginning with the date of deferral until such time as payment is made.

                                4. Interest on amounts deferred will be credited at a rate each year equal to the rates established for the fixed rate fund under the Everest Reinsurance Employee Savings Plan (ERESP).


PAYMENT                         1.  Payment  will begin on the specified date or
                                    the occurrence the participant selected for each year's deferred funds but not later than attainment of age 70 1/2. The form of payment(s) will be made according to the option(s) selected for each year's deferred funds. Regardless of the option elected, payment will be made in a single sum if death occurs.


                                    a. Payments are subject to  such  deductions
                                       as may be required in accordance with federal and state tax regulations.

                                    b. Should   permanent   disability    occur,
                                       payment(s) in the elected form will begin
                                       immediately. If monthly installments have
                                       already started, payments  will  continue
                                       for   the   remainder   of   the  elected
                                       installment period.


                                       Note:   The participant shall  be  deemed
                                               to be permanently  disabled if he
                                               or she would qualify for benefits
                                               under  the  Company's  applicable
                                               Long-Term   Disability   Benefits
                                               Plan.

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PAYMENT CONT'D.                     c. Should   death   occur    when    monthly
                                       installments have already started, the balance of the participant's deferred compensation account shall immediately become due and payable in one single sum.


                                    d. Should  termination  occur  when  monthly
                                       installments   have    already   started,
                                       payments    will    continue    for   the
                                       remainder  of   the  elected  installment
                                       period.


                                2. Only in case of extreme hardship may contributions to the Plan be discontinued and/or payment of the amounts already deferred be advanced.


                                    a. If contributions are to  be  discontinued
                                       or payment advanced, the amount  involved
                                       cannot   exceed  the  funds  required  to
                                       satisfy the financial consequences of the hardship.


                                    b. FOR   PURPOSES  OF  THIS  PLAN,   EXTREME
                                       HARDSHIP  SHALL  MEAN  ANY  UNFORESEEABLE
                                       AND  EXTRAORDINARY  OCCURRENCE  OR EVENT,
                                       SUCH  AS   ILLNESS,  ACCIDENT  OR  FAMILY
                                       PROBLEMS  RESULTING  IN  A  PARTICIPANT'S
                                       FINANCIAL  NEED  THAT  CANNOT BE MET FROM
                                       OTHER ASSETS OR NORMAL SOURCES OF INCOME.



ASSIGNMENT                      No rights under the Plan shall be transferable.



EMPLOYEE                        The following  items  apply to deferred  amounts
BENEFITS                        that normally generate benefits:

                                Retirement benefits attributable to compensation that has been deferred shall be provided on a non-qualified basis.

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BENEFICIARY                     A  participant  may  designate  an individual, a
DESIGNATIONS                    trustee or his or  her estate as beneficiary.  A
                                participant may change his or her beneficiary at
                                any time. The request must be in writing  and in
                                a  form  approved   by  the  Company.   It  will
                                take  effect  only  when  it  is received in the
                                compensation    administration    area   of  the
                                corporate  Human   Resources   Department.   Any
                                previous  beneficiary's  interest will end as of
                                the  date  the  request is received  even if the
                                participant  is  not  living   when  the request
                                is   received.   If  a   participant  fails   to
                                designate a  beneficiary or  if  the  designated
                                beneficiary  does  not  survive the participant,
                                payment   will  be  made  to  the  participant's
                                estate.



ADMINISTRATION                  The Plan shall be administered  by  the  members
                                of   Everest  Reinsurance   Company's   Employee
                                Benefits Committee.  This  committee   will have
                                responsibility   for  its  interpretation   and,
                                subject to its provisions,  authority  to   make
                                all determinations necessary or desirable for its operation.



TERMINATION                     The Board of Directors may terminate the Plan at
AND AMENDMENT                   any  time  so  that no  further amounts shall be
                                credited to Deferred  Compensation  Accounts  or
                                may,  from  time   to  time,  amend   the  Plan,
                                provided,   however,   no   such   amendment  or
                                termination shall impair any rights which have accrued under the Plan.


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